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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  JULY 18, 2000
                Date of Report (Date of earliest event reported)



                           GENERAL CREDIT CORPORATION
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             (Exact name of Registrant as specified in its charter)



             New York                     0-28910               13-3895072
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(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File Number)        Identification No.)



           370 Lexington Avenue, Suite 2000, New York, New York 10017
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               (Address of Principal Executive Offices) (Zip Code)



                                 (212) 697-4441
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable

ITEM 5.  OTHER EVENTS

On July 18, 2000 General Credit Corporation ("GCC") and its wholly owned subsidiary corporation DDI Acquisition Corp. ("Acquisition") entered into an Agreement and Plan of Merger and Reorganization (the "Agreement") with Diamond Dealing.com, Inc. ("Diamond") pursuant to which, subject to certain conditions precedent, Acquisition will be merged with and into Diamond. Upon the consummation of the Merger, GCC will change its name to "Diamond Dealing.com, Inc." A copy of the Agreement is filed herewith as Exhibit 2.1. Upon consummation of the Merger, Diamond will become a wholly-owned subsidiary corporation of GCC and Acquisition will cease to exist (the "Merger"). Pursuant to the Agreement, at the closing of the Merger, holders of Diamond's common stock will receive, in the aggregate, 33,674,450 shares of the common stock of GCC, which after the consummation of the Merger will result in Diamond's stockholders owning approximately 85% of the outstanding shares of GCC, after giving effect to the conversion of all outstanding stock options of GCC. Immediately prior to the consummation of the Merger, GCC will transfer substantially all of its assets and liabilities to its wholly owned subsidiary General Credit, Inc. ("GCI") and distribute all of the outstanding shares of the common stock of GCI pro-rata to its stockholders as a dividend (the "Spin-Off"). In connection with the consummation of the Spin-Off and subject to compliance with applicable law, GCI intends to issue to the holders of outstanding stock options and warrants to purchase shares of Common Stock in GCC, like options and warrants to purchase shares of Common Stock in GCI. The receipt of securities in the Spin-Off will be taxable events for stockholders of GCC.

The consummation of the Merger and the Spin-Off is subject to approval by both the stockholders of GCC and DDI, the receipt of all necessary regulatory approvals and other customary conditions. The Agreement may be terminated by the parties if the Merger is not consummated by December 31, 2000.




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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired

                  None

         (b)      Pro forma financial information

                  None

         (c)      Exhibits

                  2.1 Agreement and Plan of Reorganization and Merger by and among GCC, Acquisition and Diamond dated July 18, 2000.

                  10.1 Spin-Off and Contribution Agreement between GCC and General Credit, Inc. dated July 18, 2000.

                  99.1     Press Release dated July 20, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not Applicable




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GENERAL CREDIT CORPORATION

                                      (Registrant)

Date: July 20, 2000                   By:  /s/ Irwin Zellermaier
                                         --------------------------------------
                                         Irwin Zellermaier,
                                         Chief Executive Officer












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                                INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION
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2.1            Agreement and Plan of Reorganization and Merger by and among GCC,
               DDI Acquisition, dated July 18, 2000.

10.1 Spin-Off and Contribution Agreement, by and between GCC and GCI dated July 18, 2000.

99.1           Press Release dated July 20, 2000.



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